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                                                                    Exhibit 10.6


                                 FIRST AMENDMENT
                                     TO THE
                            NATURAL RESOURCE PARTNERS
                            LONG-TERM INCENTIVE PLAN
                            (AS AMENDED AND RESTATED)

         WHEREAS, GP Natural Resource Partners LLC (the "Company") maintains the Natural Resource Partners Long-Term Incentive Plan (the "LTIP") for the purpose of granting Awards thereunder to eligible employees of the Company and its Affiliates who perform services for Natural Resource Partners L.P.; and

         WHEREAS, certain Affiliates separately maintain nonqualified deferred compensation plans pursuant to which their eligible employees may electively defer compensation to be paid by their employer; and

         WHEREAS, to clarify that Awards granted by the Company under the LTIP to employees of such Affiliates may be deferred under such plans;

         NOW, THEREFORE, Section 7 of the LTIP is amended by adding thereto a new paragraph (k), Participation by Affiliates, to read as follows:

                  "(k) Participation by Affiliates. With respect to the Awards made to the employees of an Affiliate, the Company shall act as an agent of such participating Affiliate. In this regard, the Company shall make payment with respect to such Awards directly to the participating Affiliate, which, in turn, shall be responsible for making the payments with respect to such Awards to its eligible employees."

         All terms used herein that are defined in the Plan shall have the same meanings given to such terms in the Plan, except as otherwise expressly provided herein.

         Except as amended and modified hereby, the Plan shall continue in full force and effect and the Plan and this instrument shall be read, taken and construed as one and the same instrument.

         Executed this 8th day of December, 2003.

                                       GP Natural Resource Partners LLC

                                       By:    /s/ Wyatt L. Hogan
                                           -------------------------------------
                                       Name:  Wyatt L. Hogan
                                       Title: Vice President and General Counsel